Exhibit 3.42

21391.57	727272039 CERTIFICATE OF INCORPORATION OF WALDORF NEWCO, INC., A CLOSE CORPORATION

1. The name of the corporation is Waldorf Newco, Inc.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General, Corporation Law of Delaware.

4. The corporation shall have the authority to issue twelve thousand five hundred (12,500) shares of capital stock consisting of ten thousand (10,000) shares of Class A voting common stock, par value one dollar per share ($1.00), amounting in the aggregate to ten thousand dollars ($10,000) and two thousand five hundred (2,500) shares of Class B nonvoting common stock, par value one dollar per share ($1.00), amounting in the aggregate to two thousand five hundred dollars ($2,500).

5. The Class A voting common stock shall have one vote per share. The Class B voting common stock shall not have any voting power except as may otherwise be required by the General Corporation Law of Delaware.

6. All the classes of stock which the corporation issues, exclusive of treasury shares, shall be held of record by not more than thirty persons.

7. All of the issued stock of all classes shall be subject to one or more of the restrictions on transfer permitted by section 202 of the General Corporation Law of Delaware.

8. The corporation shall make no offering of any of its stock of any class which would constitute a “public offering” within the meaning of the United States Securities Act of 1933, as it may be amended from time to time.

9. The board of directors, in its discretion, may declare dividends from time to time on each class of stock from funds legally available. The board of directors, in its discretion, may declare dividends for one class of stock but not for any other class of stock.

10. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

11. The names and addresses of the incorporators are:

Eugene U. Frey	Richard E. O’Leary
2250 Wabash Avenue	2200 First Bank Place East
St. Paul, Minnesota 55114	Minneapolis, Minnesota 55402

We, the undersigned, being the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 28 day of September, 1987.

/s/ Eugene U. Frey	/s/ Richard E. O’Leary
Eugene U. Frey	Richard E. O’Leary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF WALDORF NEWCO, INC.

The undersigned, being the incorporators of Waldorf Newco, Inc. (the “corporation”), a Delaware corporation, do hereby certify that the corporation has not received payment for any of its stock as of the date hereof and that pursuant to Section 241 of the General Corporation Law of Delaware that the following action is taken for the purpose of organizing the corporation:

Section 1 of the Certificate of Incorporation of Waldorf Newco, Inc. is amended and restated in its entirety to read as follows:

1. The name of the corporation is Waldorf Corporation.

September 30, 1987

/s/ Eugene U. Frey
Eugene U. Frey

/s/ Richard E. O’Leary
Richard E. O’Leary

21391.57	727272039 CERTIFICATE OF INCORPORATION OF WALDORF NEWCO, INC., A CLOSE CORPORATION

1. The name of the corporation is Waldorf Newco, Inc.

2. The address of its registered office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General, Corporation Law of Delaware.

4. The corporation shall have the authority to issue twelve thousand five hundred (12,500) shares of capital stock consisting of ten thousand (10,000) shares of Class A voting common stock, par value one dollar per share ($1.00), amounting in the aggregate to ten thousand dollars ($10,000) and two thousand five hundred (2,500) shares of Class B nonvoting common stock, par value one dollar per share ($1.00), amounting in the aggregate to two thousand five hundred dollars ($2,500).

5. The Class A voting common stock shall have one vote per share. The Class B voting common stock shall not have any voting power except as may otherwise be required by the General Corporation Law of Delaware.

6. All the classes of stock which the corporation issues, exclusive of treasury shares, shall be held of record by not more than thirty persons.

7. All of the issued stock of all classes shall be subject to one or more of the restrictions on transfer permitted by section 202 of the General Corporation Law of Delaware.

8. The corporation shall make no offering of any of its stock of any class which would constitute a “public offering” within the meaning of the United States Securities Act of 1933, as it may be amended from time to time.

9. The board of directors, in its discretion, may declare dividends from time to time on each class of stock from funds legally available. The board of directors, in its discretion, may declare dividends for one class of stock but not for any other class of stock.

10. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

11. The names and addresses of the incorporators are:

Eugene U. Frey	Richard E. O’Leary
2250 Wabash Avenue	2200 First Bank Place East
St. Paul, Minnesota 55114	Minneapolis, Minnesota 55402

We, the undersigned, being the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 28 day of September, 1987.

/s/ Eugene U. Frey	/s/ Richard E. O’Leary
Eugene U. Frey	Richard E. O’Leary

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF WALDORF NEWCO, INC.

The undersigned, being the incorporators of Waldorf Newco, Inc. (the “corporation”), a Delaware corporation, do hereby certify that the corporation has not received payment for any of its stock as of the date hereof and that pursuant to Section 241 of the General Corporation Law of Delaware that the following action is taken for the purpose of organizing the corporation:

Section 1 of the Certificate of Incorporation of Waldorf Newco, Inc. is amended and restated in its entirety to read as follows:

1. The name of the corporation is Waldorf Corporation.

September 30, 1987

/s/ Eugene U. Frey
Eugene U. Frey

/s/ Richard E. O’Leary
Richard E. O’Leary

DORSEY & WHITNEY	STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:30 PM 03/09/1994 944037031 - 2139157

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

WALDORF CORPORATION

Pursuant to Section 242 of the Delaware General Corporation Law,, Waldorf Corporation, a Delaware corporation (the “Corporation”), hereby certifies that the directors and shareholders of the Corporation have adopted the following amendment to the Corporation’s Certificate of Incorporation:

BE IT RESOLVED, that the Certificate of Incorporation of this Corporation shall be amended by deleting Articles 4 and 5 therein and inserting in lieu thereof the following new Articles 4 and 5:

4. The corporation shall have the authority to issue twelve thousand five hundred (12,500) shares of common stock, par value one dollar per share ($1.00), amounting in the aggregate to Twelve Thousand Five Hundred Dollars ($12,500).

5. The common stock shall have one vote per share.

The foregoing amendment has been duly adopted and approved in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment on the 1st day of February, 1994.

WALDORF CORPORATION

ATTEST:

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is Waldorf Corporation.

2. The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, City of Dover 19901, County of Kent.

3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 3/4, 1998.

/s/ Robert B. McIntosh
Robert B. McIntosh, Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:30 PM 03/06/1998 981087949 - 2139157

State of Delaware Secretary of State Division of Corporations Delivered 03:57 PM 06/29/2004 FILED 03:57 PM 06/29/2004 SRV 040479848 - 2139157 FILE

AGREEMENT AND PLAN OF MERGER

OF

WALDORF CORPORATION OF MINNESOTA

WITH AND INTO

WALDORF CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between WALDORF CORPORATION OF MINNESOTA, a Delaware corporation (“Waldorf Minnesota”), and WALDORF CORPORATION, a Delaware corporation (“Waldorf”), which corporations are hereinafter sometimes called the “Constituent Corporations”;

WHEREAS, the Boards of Directors of Waldorf and Waldorf Minnesota, respectively, deem it advisable and in the best interest of their respective corporations and the sole shareholder of such corporations, that Waldorf Minnesota merge with and into Waldorf, with Waldorf to be the surviving corporation and to continue its corporate existence as a result of such merger pursuant to the laws of the State of Delaware (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Corporations agree, each with the other, to merge pursuant to the laws of the State of Delaware into a single surviving corporation, which shall be Waldorf, and the Constituent Corporations hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Corporation, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Waldorf Minnesota shall be merged with and into Waldorf. Waldorf shall be the surviving corporation (the “Surviving Corporation”) and the separate existence of Waldorf Minnesota shall cease. The Surviving Corporation shall continue its existence under Delaware law and its name shall remain “Waldorf Corporation”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place.

Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

2.

CERTIFICATE OF INCORPORATION

The Certificate of Incorporation of Waldorf in effect immediately prior to The Merger Date shall continue to be the Certificate of Incorporation of the Surviving Corporation after the Merger Date.

3.

BYLAWS

The bylaws of Waldorf in effect immediately prior to the Merger shall continue to be the bylaws of the Surviving Corporation after the Merger until amended or repealed in the manner provided by such bylaws and the General Corporation Law of Delaware.

4.

OFFICERS AND DIRECTORS

The officers and directors of Waldorf holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Corporation after the Merger, holding office in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation.

5.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

(a) Upon the Merger Date, each of the then outstanding shares of common stock of Waldorf shall remain outstanding as a fully paid and non-assessable share of common stock of Waldorf.

(b) Upon the Merger Date, each outstanding share of capital stock of Waldorf Minnesota shall, without any action on the part of the holder thereof, be cancelled and retired and all certificates representing such shares shall be surrendered to the Surviving Corporation for indication of such cancellation and no cash or securities or other property shall be issued in the Merger in respect thereof.

2

6.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the Boards of Directors of each of the Constituent Corporations, it shall be submitted for approval by the shareholders of Waldorf Minnesota. Following approval by the shareholders of Waldorf Minnesota, the Constituent Corporations shall present the Plan of Merger to the Secretary of State of Delaware, in the manner provided in the General Corporation Law of Delaware, and the officers of each of the Constituent Corporations, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 9:20 p.m. Eastern Daylight Savings Time on June 30,2004; and the term “Merger Date”, as used herein, shall mean such date and time.

3

IN WITNESS WHEREOF, each of the merging corporations has caused the Plan of Merger to be executed and sealed by its duly authorized officers, this 25th day of June, 2004.

/s/ Robert B. McIntosh	WALDORF CORPORATION OF MINNESOTA
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

/s/ Robert B. McIntosh	WALDORF CORPORATION
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

4

CERTIFICATION

I, Robert B. McIntosh, Secretary of Waldorf Corporation of Minnesota, a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. A majority of the outstanding stock of the Company entitled to vote on the Agreement and Plan of Merger voted for the adoption of the Agreement and Plan of Merger.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of the Company and affixed the seal of the Company on June 25th, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

5

CERTIFICATION

I, Robert B. McIntosh, Secretary of Waldorf Corporation, a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. Pursuant to Section 251(f) of the Delaware General Corporation Law, the Agreement and Plan of Merger was not submitted to the stockholder for approval. The conditions specified in the first sentence of Section 251(f) have been and will continue to be satisfied through the effective date of the merger, as to render Section 251(f) applicable.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of the Company and affixed the seal of the Company on June 25th, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

6

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:57 PM 06/29/2004
FILED 03:59 PM 06/29/2004
SRV 040479889 – 2139157 FILE

AGREEMENT AND PLAN OF MERGER

OF

WABASH CORPORATION

WITH AND INTO

WALDORF CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between WABASH CORPORATION, a Delaware corporation (“Wabash”), and WALDORF CORPORATION, a Delaware corporation (“Waldorf”), which corporations are hereinafter sometimes called the “Constituent Corporations”;

WHEREAS, the Boards of Directors of Waldorf and Wabash, respectively, deem it advisable and in the best interest of their respective corporations and the sole shareholder of such corporations, that Wabash merge with and into Waldorf, with Waldorf to be the surviving corporation and to continue its corporate existence as a result of such merger pursuant to the laws of the State of Delaware (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Corporations agree, each with the other, to merge pursuant to the laws of the State of Delaware into a single surviving corporation, which shall be Waldorf; and the Constituent Corporations hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Corporation, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Wabash shall be merged with and into Waldorf. Waldorf shall be the surviving corporation (the “Surviving Corporation”) and the separate existence of Wabash shall cease. The Surviving Corporation shall continue its existence under Delaware law and its name shall remain “Waldorf Corporation”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

2.

CERTIFICATE OF INCORPORATION

The Certificate of Incorporation of Waldorf in effect immediately prior to the Merger Date shall continue to be the Certificate of Incorporation of the Surviving Corporation after the Merger Date.

3.

BYLAWS

The bylaws of Waldorf in effect immediately prior to the Merger shall continue to be the bylaws of the Surviving Corporation after the Merger until amended or repealed in the manner provided by such bylaws and the General Corporation Law of Delaware.

4.

OFFICERS AND DIRECTORS

The officers and directors of Waldorf holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Corporation after the Merger, holding office in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation.

5.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

(a) Upon the Merger Date, each of the then outstanding shares of common stock of Waldorf shall be cancelled and retired and all certificates representing such shares shall be surrendered to the Surviving Corporation for indication of such cancellation and no cash or securities or other property shall be issued in the Merger in respect thereof.

(b) Upon the Merger Date, each outstanding share of capital stock of Wabash shall, without any action on the part of the holder thereof, be converted into one fully paid and non-assessable share of common stock, $1.00 par, of Waldorf Corporation.

6.

MERGER PROCEDURE

Following approval, execution and acknowledgemenr of the Plan of Merger by the Boards of Directors of each of the Constituent Corporations, it shall be submitted for approval by the shareholders of Wabash. Following approval by the shareholders of Wabash, the Constituent Corporations shall present the Plan of Merger to the Secretary of State of Delaware, in the manner provided in the General Corporation Law of Delaware, and the officers of each of the Constituent Corporations, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 11:25 p.m. Eastern Daylight Savings Time on June 30,2004; and the term “Merger Date”, as used herein, shall mean such date and time.

IN WITNESS WHEREOF, each of the merging corporations has caused the Plan of Merger to be executed and sealed by its duly authorized officers, this 25th day of June, 2004.

/s/ Robert B. McIntosh	WABASH CORPORATION
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

/s/ Robert B. McIntosh	WALDORF CORPORATION
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

CERTIFICATION

I, Robert B. McIntosh, Secretary of Wabash Corporation, a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. A majority of the outstanding stock of the Company entitled to vote on the Agreement and Plan of Merger voted for the adoption of the Agreement and Plan of Merger.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of the Company and affixed the seal of the Company on June 25th, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

CERTIFICATION

I, Robert B. McIntosh, Secretary of Waldorf Corporation, a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. A majority of the outstanding stock of the Company entitled to vote on the Agreement and Plan of Merger voted for the adoption of the Agreement and Plan of Merger.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of the Company and affixed the seal of the Company on June 25th, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:57 PM 06/29/2004
FILED 04: 00 PM 06/29/2004
SRV 040479910 – 2139157 FILE

-

AGREEMENT AND PLAN OF MERGER

OF

BEST RECYCLING, INC.

WITH AND INTO

WALDORF CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between BEST RECYCLING, INC., an Iowa corporation (“Best”), and WALDORF CORPORATION, a Delaware corporation (“Waldorf”), which corporations are hereinafter sometimes called the “Constituent Corporations”;

WHEREAS, the Boards of Directors of Waldorf and Best, respectively, deem it advisable and in the best interest of their respective corporations and the sole shareholder of such corporations, that Best merge with and into Waldorf, with Waldorf to be the surviving corporation and to continue its corporate existence as a result of such merger pursuant to the laws of the States of Iowa and Delaware (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Corporations agree, each with the other, to merge pursuant to the laws of the States of Iowa and Delaware into a single surviving corporation, which shall be Waldorf; and the Constituent Corporations hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Corporation, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Best shall be merged with and into Waldorf. Waldorf shall be the surviving corporation (the “Surviving Corporation”) and the separate existence of Best shall cease. The Surviving Corporation shall continue its existence under Delaware law and its name shall remain “Waldorf Corporation”. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the Merger.

2.

CERTIFICATE OF INCORPORATION

The Certificate of incorporation of Waldorf in effect immediately prior to the Merger Date shall continue to be the Certificate of Incorporation of the Surviving Corporation after the Merger Date.

3.

BYLAWS

The bylaws of Waldorf in effect immediately prior to the Merger shall continue to be the bylaws of the Surviving Corporation after the Merger until amended or repealed in the manner provided by such bylaws and the Delaware General Corporation Law.

4.

OFFICERS AND DIRECTORS

The officers and directors of Waldorf holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Corporation after the Merger, holding office in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation.

5.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of each of the Constituent Corporations shall be as follows:

(a) Upon the Merger Date, each of the then outstanding shares of common stock of Waldorf shall remain outstanding as a fully paid and non-assessable share of common stock of Waldorf.

(b) Upon the Merger Date, each outstanding share of capital stock of Best shall, without any action on the part of the holder thereof, be cancelled and retired and all certificates representing such shares shall be surrendered to the Surviving Corporation for indication of such cancellation and no cash or securities or other property shall be issued in the Merger in respect thereof.

Best is authorized issue 100,000 shares of common stock with a $10 par value.

2

6.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the Boards of Directors of each of the Constituent Corporations, it shall be submitted for approval by the shareholders of Best. Following approval by the shareholders of Best, the Constituent Corporations shall present the Plan of Merger to the Secretary of State of Iowa and the Secretary of State of Delaware, in the manner provided in the Iowa Business Corporation Act and the Delaware General Corporation Law, respectively, and the officers of each of the Constituent Corporations, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried our in accordance with its terms.

7.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Corporations at 11:45 p.m. Eastern Daylight Savings Time on June 30, 2004; and the term “Merger Date”, as used herein, shall mean such date and time.

3

IN WITNESS WHEREOF, each of the merging corporations has caused the Plan of Merger to be executed and sealed by its duly authorized officers, this 25th day of June, 2004.

/s/ Robert B. McIntosh	BEST RECYCLING, INC.
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

/s/ Robert B. McIntosh	WALDORF CORPORATION
	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President

Robert B. McIntosh
Secretary

4

CERTIFICATION

I, Robert B. McIntosh, Secretary of Waldorf Corporation, a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. Pursuant to Section 251(f) of the Delaware General Corporation Law, the Agreement and Plan of Merger was nor submitted to the stockholder for approval. The conditions specified in the first sentence of Section 251(f) have been and will continue to be satisfied through the effective date of the merger, as to render Section 251(f) applicable.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of the Company and affixed the seal of the Company on June 25th, 2004.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

5

State of Delaware Secretary of State Division of Corporations Delivered 04:50 PM 09/30/2009 FILED 04:50 PM 09/30/2009 SRV 090898782 - 2139157 FILE

AGREEMENT AND PLAN OF MERGER

OF

WALDORF REALTY, INC.

WITH AND INTO

WALDORF CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Plan of Merger”) between WALDORF REALTY, INC., a Delaware corporation (“Realty”), and WALDORF CORPORATION, a Delaware corporation (“Waldorf”), and, which entities are hereinafter sometimes called the “Constituent Entities”;

WHEREAS, the Boards of Directors of Realty and Waldorf, respectively, deem it advisable and in the best interest of their respective corporations and shareholders that Realty merge with and into Waldorf, with Waldorf to be the surviving entity and to continue its existence as a corporation as a result of such merger pursuant to the laws of the State of Delaware (which merger is hereinafter sometimes called the “Merger”); and

NOW, THEREFORE, the Constituent Entities agree, each with the other, to merge pursuant to the laws of the State of Delaware into a single corporation, which shall be Waldorf; and the Constituent Entities hereby agree upon and prescribe the terms and conditions of the Merger, the mode of carrying it into effect and the manner and basis of converting the shares of the Constituent Entities, as follows:

1.

MERGER

On the Merger Date (as hereinafter defined), Realty shall be merged with and into Waldorf. Waldorf shall be the surviving entity (the “Surviving Entity”) and the separate existence of Realty shall cease. The Surviving Entity shall continue its existence under Delaware law and its name shall remain “Waldorf Corporation”. The Surviving Entity shall thereupon and thereafter possess all the rights, privileges, power, and franchises, of a public as well as of a private nature, of each of the Constituent Entities; and all property, real, personal, and mixed, and all debts due on whatever account, and each and every other interest of or belonging to or deemed to be transferred to and vested in such Surviving Entity without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. The Surviving Entity shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Entities; and any claim existing or action or proceeding pending by or against any of them may be prosecuted as if the Merger had not taken place, or the Surviving Entity may be substituted in its place. Neither the rights of creditors nor any liens upon the property of any of the Constituent Entities shall be impaired by the Merger.

2.

CERTIFICATE OF INCORPORATION

The Certificate of Incorporation of Waldorf Corporation in effect immediately prior to the Merger Date shall continue to be the Certificate of Incorporation of the Surviving Entity after the Merger Date.

3.

OFFICERS AND DIRECTORS

The officers and directors of Waldorf holding office immediately prior to the Merger shall continue to be the respective officers and directors of the Surviving Entity after the Merger, holding office in accordance with the Certificate of Incorporation of the Surviving Entity.

4.

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of the Constituent Entities shall be as follows:

(a) Upon the Merger Date, all outstanding capital stock of Waldorf shall remain outstanding.

(b) Upon the Merger Date, all outstanding capital stock of Realty shall, without any action on the part of the holder thereof, be cancelled and retired and no cash or securities or other property shall be issued in the Merger in respect thereof.

5.

MERGER PROCEDURE

Following approval, execution and acknowledgement of the Plan of Merger by the Boards of Directors of the Constituent Corporations, it shall be submitted for approval by the shareholders of Realty. Following approval by the shareholders of Realty, the Constituent Entities shall present the Plan of Merger to the Secretary of State of the State of Delaware, in the manner provided in the Delaware General Corporation Law, and the officers of each of the Constituent Entities, both prior to and after the Merger Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable to consummate the Merger and to cause the Plan of Merger to be carried out in accordance with its terms.

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6.

EFFECTIVE TIME OF MERGER

The Merger shall be effective and shall have been consummated by operation of law without further act or deed upon the part of the Constituent Entities at 12:01 a.m. Eastern Daylight Savings Time on October 1, 2009; and the term “Merger Date”, as used herein, shall mean such date and time.

IN WITNESS WHEREOF, each of the merging entities has caused the Plan of Merger to be executed and sealed by its duly authorized officers, as of this 29th day of September, 2009.

[Signatures Follow This Page]

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[CORPORATE SEAL]	WALDORF REALTY, INC

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

[CORPORATE SEAL]	WALDORF CORPORATION

Attest:	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice President
/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

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CERTIFICATION

I, Robert B. McIntosh, Secretary of Waldorf Realty, Inc., a Delaware corporation (the “Company”), certify that the foregoing Agreement and Plan of Merger was adopted and approved by the Board of Directors of the Company, executed and acknowledged by the Executive Vice President of the Company and attested by the Secretary of the Company under its corporate seal. A majority of the outstanding shares of the Company entitled to vote on the Agreement and Plan of merger voted for the adoption of the Agreement and Plan of Merger.

IN WITNESS WHEREOF, I have hereunder signed my name as Secretary of the Company and affixed the seal of the Company on September 29, 2009.

/s/ Robert B. McIntosh
Robert B. McIntosh
Secretary

[CORPORATE SEAL]

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State of Delaware
Secretary of State
Division of Corporations
Delivered 04:02 PM 01/04/2010
FILED 03:25 PM 01/04/2010
SRV 100004018 – 2139157 FILE

CERTlFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

WALDORF CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is:

WALDORF CORPORATION

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on December 30,2009.

/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President